Exhibit 99.1

Contacts:	Debbie O’Brien	Stephanie Wakefield
	Corporate Communications	Investor Relations
	+ 1 650 385 5735	+1 650 385 5261
	dobrien@informatica.com	swakefield@informatica.com
INFORMATICA REPORTS RECORD FIRST QUARTER REVENUES OF $135.1
MILLION
Achieves 25 Percent License Revenue Growth
REDWOOD CITY, Calif., April 22, 2010 — Informatica Corporation (NASDAQ: INFA), the world’s number one independent provider of data integration software, today announced financial results for the first quarter ended March 31, 2010.
     Revenues for the first quarter of 2010 were $135.1 million, up 24 percent from $109.1 million recorded in the first quarter of 2009. License revenues for the first quarter were $55.0 million, up 25 percent from $44.1 million record in the first quarter of 2009. Income from operations for the first quarter, calculated in accordance with U.S. generally accepted accounting principles (GAAP), was $14.9 million, which reflected the impact of $3.6 million in acquisition-related costs. This compares to $15.0 million of GAAP income from operations in the first quarter of 2009.
     GAAP net income for the first quarter of 2010 was $11.8 million or $0.12 per diluted share, in comparison to $11.1 million or $0.12 per diluted share in the first quarter of 2009. For the three-month periods ended March 31, 2010 and March 31, 2009, earnings per diluted share is calculated on an “if converted” basis, including the add-back of $1.0 million and $1.1 million, respectively, of interest and convertible notes issuance cost amortization, net of applicable income taxes.
     Non-GAAP income from operations for the first quarter of 2010 was $30.2 million, up 28 percent from $23.6 million in the first quarter of 2009. Non-GAAP net income for the first quarter of 2010 was $21.1 million or $0.21 per diluted share, up over 16 percent from $17.1 million or $0.18 per diluted share in the first quarter of 2009. Non-GAAP income from operations and non-GAAP net income exclude charges and tax benefits related to the amortization of acquired technology and intangible assets, facilities restructurings, acquisitions and other expenses, investment gains, and stock compensation. A reconciliation of GAAP results to non-GAAP results is included below.
     “To maintain operational efficiency and to become an early beneficiary of the economic recovery, enterprises require relevant, trustworthy, and timely data. With our broadest-ever product portfolio, Informatica enables the data-driven enterprise,” said Sohaib Abbasi, chairman and CEO, Informatica. “Our record Q1 results are a testament to our relentless pace of innovation guided by our clear technology vision.”
Significant milestones achieved since January 2010 include:
•	Signed repeat business with 226 customers. Customers continue to derive considerable value from their investments in Informatica solutions. Repeat customers included Akbank, Health Management Systems, J.M. Smucker Company, Qatar Airways, State Grid Corporation of China, and the Veterans Benefits Administration.

•	Added 133 new customers. Informatica increased its customer base to 4,064 companies including 44 new Informatica customers and 89 customers added through the acquisitions of Siperian and 29West. New customers included Arizona Public Service Company, Banco Central Chile, Chicago State University, MinSheng Life Insurance, Royal Berkshire NHS Foundation Trust, and Ryoka Systems.

•	Acquired 29West. A pioneer in the Ultra Messaging technology category, 29West expands Informatica’s addressable market with this new category and advances Informatica’s technology leadership by providing the industry’s first platform for zero-latency data delivery and data integration.

•	Announced first comprehensive Data Integration Marketplace. Building upon the company’s robust community of more than 52,000 developers on TechNet and over 400 partners, the marketplace will allow buyers and sellers to share and leverage data integration solutions. The Informatica Marketplace will offer solutions for Enterprise Data Integration, Data Quality, B2B Data Exchange, Application Information Lifecycle Management, Complex Event Processing, Cloud Data Integration, Ultra Messaging, and Master Data Management.

•	Identified as a Leader in Information-as-a-Service. The Forrester Information-as-a-Service Vendor Evaluation cited Informatica as a “Leader” for its “good vision of data services” and continued innovation “with strong support for data services security, performance, data movement, administration, quality, and transformation.”

•	Launched Informatica Data Archive for the Cloud. Informatica Data Archive Cloud Store Option is the industry’s first Infrastructure-as-a-Service offering to archive database and enterprise application data to the cloud in a cost-effective and secure manner.

•	Named Winner in Teradata 2009 Partner Impact Awards. In its inaugural awards program, Teradata has named Informatica the winner for “Best Partner, Accelerate Package.”

•	Paul Hoffman, EVP and President, Worldwide Field Operations recognized as Global Sales Leader in 2010 Sales & Customer Service. Hoffman was awarded a Stevie Award in the 4th Annual Sales and Customer Service Awards in recognition of his contributions and his exemplary operational leadership and business acumen.
Conference Call and Webcast
Informatica will discuss its first quarter 2010 results on a conference call today beginning at 2:00 p.m. PDT. A live Webcast of the conference call will be available at http://www.informatica.com/investor. A replay of the call will also be available by dialing 706-645-9291, reservation number 67177179.
About Informatica
Informatica Corporation (NASDAQ: INFA) is the world’s number one independent provider of data integration software. Organizations around the world gain a competitive advantage in today’s global information economy with timely, relevant and trustworthy data for their top business imperatives. More than 4,000 enterprises worldwide rely on Informatica to access, integrate and trust their information assets held in the traditional enterprise, off premise and in the Cloud. For more information, call +1 650-385-5000 (1-800-653-3871 in the U.S.), or visit www.informatica.com.

Non-GAAP Financial Information
To supplement Informatica’s condensed consolidated financial statements prepared and presented on a GAAP basis, Informatica uses non-GAAP financial measures of income from operations, net income and net income per share. These measures are adjusted from income from operations, net income or net income per share prepared in accordance with GAAP to exclude the charges and expenses discussed above. The presentation of these non-GAAP financial measures are not meant to be considered in isolation or as a substitute for, or superior to, net income or net income per share prepared in accordance with GAAP.
Informatica believes the disclosure of such non-GAAP financial measures is appropriate to enhance an overall understanding of its financial performance, its financial and operational decision making, and as a means to evaluate period to period comparisons. These adjustments to the Company’s GAAP results are made with the intent of providing both management and investors a more complete understanding of Informatica’s performance, by excluding certain expenses and expenditures such as non-cash charges and discrete charges that are infrequent in nature, such as charges related to acquisitions, that may not be indicative of its underlying operating results. In addition, Informatica believes these non-GAAP financial measures are useful to investors because they allow for greater transparency into the indicators used by management as a basis for its financial and operational decision making. Informatica believes that the disclosure of these non-GAAP financial measures provides consistency and comparability of its recent financial results with its historical financial results, as well as to the operating results of similar companies in Informatica’s industry, many of which present similar non-GAAP financial measures to investors. As an example, Informatica believes that it enhances comparability with similar companies’ operating results by excluding stock compensation in its non-GAAP financial measures because of the different types of stock-based awards that companies may grant and because ASC 718 allows companies to use different valuation methodologies and subjective assumptions. In addition, Informatica believes that both management and investors benefit from referring to these non-GAAP financial measures when planning, analyzing and forecasting future periods.

There are a number of limitations related to these non-GAAP financial measures: (1) the non-GAAP measures exclude some costs that are recurring, particularly stock compensation, and we believe that stock compensation will continue to be a significant recurring expense for the foreseeable future; because stock compensation is an important part of our employees’ compensation, such payments can impact their performance; and (2) the items we exclude in our non-GAAP measures may differ from the components our peer companies exclude when they report their non-GAAP measures. Management compensates for these limitations by providing specific information regarding the GAAP amounts excluded from non-GAAP measures and evaluating non-GAAP measures together with the corresponding measures calculated in accordance with GAAP.
Forward Looking Statements
This press release contains forward-looking statements relating to Informatica’s opportunity for growth in the data integration market, Informatica’s integration of 29West, and expected benefits to our customers and products. Such statements involve risks and uncertainties, and actual results may differ materially from the results described in this press release. The potential risks and uncertainties that could cause actual results to differ include, among others, risks related to (1) competition with larger companies that have longer operating histories and greater financial, technical, marketing, and other resources; (2) uncertainty in the state of IT spending and the continued growth in the market for data integration solutions in general; and (3) successful integration of Siperian’s and 29West’s products and employees and achievement of expected synergies. Additional risks and uncertainties are included under the caption “Risk Factors” in Informatica’s report on Form 10-K for the year ended December 31, 2009 which is on file with the SEC and is available on the Company’s investor relations website at http://www.informatica.com. All information provided in this release is as of April 22, 2010 and Informatica undertakes no duty to update this information.
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Note: Informatica and Informatica Data Archive Cloud Store Option are trademarks or registered trademarks of Informatica Corporation in the United States and in jurisdictions throughout the world. All other company and product names may be trade names or trademarks of their respective owners.

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	March 31,
	2010	2009
Revenues:
License	$55,047	$44,059
Service	80,083	64,999

Total revenues	135,130	109,058

Cost of revenues:
License	965	748
Service	23,057	18,472
Amortization of acquired technology	2,772	1,557

Total cost of revenues	26,794	20,777

Gross profit	108,336	88,281

Operating expenses:
Research and development	23,578	18,183
Sales and marketing	51,419	41,438
General and administrative	11,408	10,806
Amortization of intangible assets	2,710	2,051
Facilities restructuring charges	656	809
Acquisitions and other	3,649	—

Total operating expenses	93,420	73,287

Income from operations	14,916	14,994
Interest income and other, net	1,351	886

Income before income taxes	16,267	15,880
Income tax provision	4,473	4,821

Net income	$11,794	$11,059

Basic net income per common share	$0.13	$0.13

Diluted net income per common share (1)	$0.12	$0.12

Shares used in computing basic net income per common share	90,748	86,862

Shares used in computing diluted net income per common share	107,374	100,430

(1)	Diluted EPS is calculated under the “if converted” method for the three months ended March 31, 2010 and 2009. This includes the add-back of interest and convertible notes issuance cost amortization, net of applicable income taxes of $1.0 million and $1.1 million for the three months ended March 31, 2010 and 2009, respectively.

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 31,	December 31,
	2010	2009
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$152,024	$159,197
Short-term investments	202,438	305,283
Accounts receivable, net of allowances of $4,236 and $3,454, respectively	77,757	110,653
Deferred tax assets	26,478	23,673
Prepaid expenses and other current assets	20,447	15,251

Total current assets	479,144	614,057

Property and equipment, net	7,967	7,928
Goodwill and intangible assets, net	493,016	350,654
Long-term deferred tax assets	25,301	8,259
Other assets	7,392	8,724

Total assets	$1,012,820	$989,622

Liabilities and stockholders’ equity

Current liabilities:
Accounts payable and other current liabilities	$88,101	$96,113
Accrued facilities restructuring charges	19,904	19,880
Deferred revenues	145,235	139,629
Convertible senior notes	201,000	—

Total current liabilities	454,240	255,622

Convertible senior notes	—	201,000
Accrued facilities restructuring charges, less current portion	29,833	32,845
Long-term deferred revenues	4,044	4,531
Long-term deferred tax liabilities	—	516
Long-term income taxes payable	11,695	11,995

Stockholders’ equity	513,008	483,113

Total liabilities and stockholders’ equity	$1,012,820	$989,622

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended
	March 31,
	2010	2009
Operating activities:
Net income	$11,794	$11,059
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,829	1,353
Gain on sale of investment in equity interests	(1,824)	—
Gain on early extinguishment of debt	—	(337)
Stock compensation	5,482	4,199
Deferred income taxes	(632)	(1,469)
Tax benefits from stock compensation	4,189	672
Excess tax benefits from stock compensation	(3,325)	(397)
Amortization of intangible assets and acquired technology	5,482	3,608
Non-cash facilities restructuring charges	656	809
Other non-cash items	(6)	610
Changes in operating assets and liabilities:
Accounts receivable	42,162	23,730
Prepaid expenses and other assets	2,403	(3,612)
Accounts payable and other current liabilities	(20,317)	(20,499)
Income taxes payable	(5,276)	665
Accrued facilities restructuring charges	(3,604)	(3,219)
Deferred revenues	2,776	(4,291)

Net cash provided by operating activities	41,789	12,881

Investing activities:
Purchases of property and equipment	(1,300)	(577)
Purchases of investments	(42,569)	(146,227)
Purchase of investment in equity interest	(1,500)	—
Sale of investment in equity interest	4,824	—
Maturities and sales of investments	145,365	129,945
Business acquisitions, net of cash acquired	(167,384)	(32,976)

Net cash used in investing activities	(62,564)	(49,835)

Financing activities:
Net proceeds from issuance of common stock	13,785	6,967
Repurchases and retirement of common stock	—	(5,910)
Withholding taxes related to restricted stock units net share settlement	(1,108)	—
Repurchases of convertible senior notes	—	(19,200)
Excess tax benefits from stock compensation	3,325	397

Net cash provided by (used in) financing activities	16,002	(17,746)

Effect of foreign exchange rate changes on cash and cash equivalents	(2,400)	(1,825)

Net decrease in cash and cash equivalents	(7,173)	(56,525)
Cash and cash equivalents at beginning of period	159,197	179,874

Cash and cash equivalents at end of period	$152,024	$123,349

INFORMATICA CORPORATION
GAAP TO NON-GAAP RESULTS
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	March 31,
	2010	2009
Total revenues	$135,130	$109,058

Operating income:

GAAP operating income	$14,916	$14,994

Percentage of GAAP operating income to total revenues	11%	14%

Plus:
Amortization of acquired technology — Cost of revenues	2,772	1,557
Amortization of intangible assets — Operating expenses	2,710	2,051
Facilities restructuring charges — Operating expenses	656	809
Acquisitions and other — Operating expenses	3,649	—
Stock compensation — Cost of revenues	662	531
Stock compensation — Research and development	1,609	1,118
Stock compensation — Sales and marketing	1,773	1,367
Stock compensation — General and administrative	1,438	1,183

Non-GAAP operating income	$30,185	$23,610

Percentage of Non-GAAP operating income to total revenues	22%	22%

Net income:

GAAP net income	$11,794	$11,059

Plus:
Amortization of acquired technology — Cost of revenues	2,772	1,557
Amortization of intangible assets — Operating expenses	2,710	2,051
Facilities restructuring charges — Operating expenses	656	809
Acquisitions and other — Operating expenses	3,649	—
Stock compensation — Cost of revenues	662	531
Stock compensation — Research and development	1,609	1,118
Stock compensation — Sales and marketing	1,773	1,367
Stock compensation — General and administrative	1,438	1,183
Gain on sale of investment in equity interest	(1,824)	—
Income tax adjustments	(4,169)	(2,542)

Non-GAAP net income	$21,070	$17,133

Diluted net income per share: (1)

Diluted GAAP net income per share	$0.12	$0.12

Plus:
Amortization of acquired technology	0.03	0.02
Amortization of intangible assets	0.03	0.02
Facilities restructuring charges	0.01	0.01
Acquisitions and other	0.03	—
Stock compensation	0.05	0.04
Gain on sale of investment in equity interest	(0.02)	—
Income tax adjustments	(0.04)	(0.03)

Diluted Non-GAAP net income per share	$0.21	$0.18

Shares used in computing diluted Non-GAAP net income per share	107,374	100,841

(1)	Diluted EPS is calculated under the “if converted” method for the three months ended March 31, 2010 and 2009. This includes the add-back of interest and convertible notes issuance cost amortization, net of applicable income taxes of $1.0 million and $1.1 million for the three months ended March 31, 2010 and 2009, respectively.